NORTHEAST INVESTORS GROWTH FUND
                               50 Congress Street
                           Boston,Massachusetts 02109
                                  (800)225-6704
                           www.northeastinvestors.com
                          SHARES OF BENEFICIAL INTEREST
                                   PROSPECTUS

                                   May 1,2003

This prospectus explains the investment objective,policies,strategies and risks associated with the Fund. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference. Like securities of all mutual funds,neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus.Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS                                             Page
FUND PROFILE ................................................. 2
 Investment Objectives ....................................... 2
 Principal Investment Strategies ............................. 2
 Principal Risks.............................................. 3
 Suitability.................................................. 3
 Performance.................................................. 4
FUND MANAGEMENT............................................... 5
INVESTOR EXPENSES............................................. 6
SHAREHOLDER INFORMATION....................................... 7
 General Information.......................................... 7
 Account Registrations........................................ 8
INVESTING..................................................... 8
 Buying Shares................................................ 8
 Investment Plans............................................ 10
 Selling Shares.............................................. 10
 Exchanging Shares........................................... 12
DIVIDENDS,CAPITAL GAINS AND
TAXES........................................................ 12
FUND POLICIES................................................ 14
FINANCIAL HIGHLIGHTS......................................... 15

Fund Profile

Investment Objectives
The Fund's objective is to produce long-term growth for its shareholders. Principal Investment Strategies The Fund maintains a flexible investment policy which primarily targets common stocks of large companies who are established leaders in their industries with histories of consistent earnings growth.The Fund emphasizes well-known companies which it believes to have strong management and solid financial fundamentals. These companies offer the potential for accelerated earnings and revenue growth. For this reason, stocks of these companies are often called "growth'stocks.These may include common stocks not currently paying a dividend. The investment policy allows the Fund to achieve its objective through the purchase of common stocks of both domestic and foreign issuers (ADRs).The Fund may also invest in securities convertible into common stocks, preferred stocks, corporate bonds, warrants or money market instruments.Over the past decade,common stocks have represented at least 95% of the Fund's portfolio. Under normal circumstances,the assets of the Fund will be fully invested at all times except for cash required to meet expenses.The Fund will make limited use of borrowed funds in order to raise additional funds for investment or to avoid the ill-timed liquidation of securities for cash needs such as redemptions. Leverage is not expected to be significant and would be limited to one quarter of the Fund's total assets.
The Fund may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less.These securities may include commercial paper rated in the highest category by either Moody's Investors Service or Standard &Poor's Corporation or securities issued or guaranteed by the U.S. Government.This would be likely to happen when management believes that liquidity is highly desirable and that the Fund should adopt a temporary defensive policy.During such a period the Fund may not achieve its growth objective.

Principal Risks
Stock Market Risks The value of your investment has the potential to depreciate due to stock market volatility.This may be in response to changes in investor psychology or to developments in economic, political, regulatory or market conditions, here or abroad.

Portfolio Risks Changing economic and market conditions as well as declining fundamentals,such as revenues or earnings per share,associated with individual companies or industries that the Fund is invested in,can affect the value of your investment.The degree to which the Fund's share price reacts to these factors will depend upon the Fund's level of exposure to the areas that are being affected.

"Growth Stock" Volatility Growth stocks can perform differently than other types of stocks and the market as a whole.

Manager Risk There is a chance that poor security selection may result in losses or poor performance even in a rising market as compared to other funds with similar investment philosophies.

Leverage Investments made with borrowed funds may cause net asset value to decrease faster in a falling market.If,for example,the Fund makes a $1,000 investment for which it had borrowed $200 (20%)of the purchase price and the investment lost 20%of its value,to $800,the Fund would have a loss of $200 on an $800 investment,or 25%of the amount invested.Leverage may, therefore,involve additional risk.
Suitability

The Fund may be appropriate for investors who seek one or more of the following:

        *capital appreciation of their investment over the long-term;

        *a fund emphasizing established companies with consistent earnings growth.

You should also consider the following:
        *an investment in the Fund should be part of a balanced investment program;

        *the Fund is generally for equity investors with longer-term investment horizons willing to wait out bear markets;

        *there is a risk that you could lose money by investing in the Fund and there is no assurance that it will achieve its investment objectives;

        *Fund shares are not bank deposits and are not guaranteed,endorsed or insured by any financial institution, government entity or the FDIC;


        *when you sell your shares of a fund, they could be worth less than what you paid for them.

Performance
The following performance related information provides some indication of the risks of investing in the Fund.The bar chart shows how the Fund's performance (including operating expenses)varied from one calendar year to another over the past ten years.The table shows the average annual returns (including operating expenses)compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Fund's returns.To calculate these figures,we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution,but we do not take into consideration state or local income taxes.Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Fund in a tax-deferred account,such as an individual retirement account or a 401(k)plan,this information does not apply to your investment,because such accounts are subject to taxes only upon distribution.

Keep in mind that past performance - whether before taxes or after taxes - does not guarantee future results. The following bar chart shows the Fund's annual total return for each of the ten years ended December 31,2002:

Chart omitted.

Best quarter:4th quarter 1998,up 27.50%
Worst quarter:1st quarter 2000,down -16.61%

                          Average Annual Total Returns
                         Periods Ended December 31,2002
                                                1 Year       5 Years    10 Years
Northeast Investors Growth Fund
        Return before taxes...................  -22.67%      -1.27%       8.41%
        Return after taxes on distributions...  -22.73%      -2.19%       7.63%
        Return after taxes on distributions
        and sale of Fund Shares ..............  -13.80%      -0.76%       7.43%

Standard &Poor's 500 Index*...................  -22.10%      -0.58%       9.32%

*The unmanaged Standard &Poor's 500 Index is shown for comparative purposes only, and reflects no deductions for fees, expenses, or taxes.

FUND MANAGEMENT
Northeast Management &Research Company,Inc.(""NMR")is the Fund's investment manager. As the manager, NMR is responsible for choosing the Fund's investments and handling the general affairs of the Fund. NMR is subject to the general supervision of the Fund's Trustees.

NMR is a corporation organized in July,1980 to manage the Fund,and at present engages in no other activities.William A.Oates,Jr.is President of NMR and has been principally responsible for its day-to-day management.

NMR serves the Fund pursuant to an Advisory and Service Contract.Under its terms,NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund.It also provides the Fund's executive management, office space, and bookkeeping.

Mr.Oates is also the portfolio manager of the Fund.He has served in this capacity since the Fund's inception in 1980. Mr.Oates is assisted in his portfolio manager's responsibilities by Gordon C.Barrett,the Chief Financial Officer of the Fund.

For the fiscal year ended December 31,2002, the management fee paid by the Fund to NMR was .57% of the Fund's average net assets.

INVESTOR EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
        Shareholder Fees                                Annual Trust
   (Fees Paid Directly From                          Operating Expenses
        Your Investment)                         (Expenses That Are Deducted
                                                       From Fund Assets)
Sales Charge(Load)
Imposed on                                     Management Fee..............0.57%
Purchases..............None                    Distribution (12b-1 Fees)...None
Deferred Sales                                 Other Expenses..............0.74%
Charge (Load)..........None                    Including:
Sales Charge                                    Interest Expense...........0.21%
(Load) Imposed on                               Operating Expense..........0.53%
Reinvested Dividends...None                    Total Annual Trust Operating
Redemption Fee.........None                     Expenses...................1.31%

Example

This hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem at the end of the period.The example also assumes that your investment has a 5% return each year,including reinvested dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower,based on these assumptions your costs would be:
                1 year*         3 years*        5 years*        10 years*
                $133            $415            $718            $1,579

*The above figures include Interest Expense,which can fluctuate significantly year to year. Without Interest Expense,these figures would be:1 year-$112, 3 years-$350, 5 years-$606, and 10 years-$1,340.

SHAREHOLDER INFORMATION
General Information
For account,product and service information,please use the following website, telephone number or address:

        *For information over the internet including on-line access to your account, visit the Fund's website at www.northeastinvestors.com

        *For information over the telephone use 800-225-6704;

        *For information by  mail use
         Northeast Investors Growth Fund
         50 Congress Street
         Boston,MA 02109

Backup withholding -By law Northeast Investors Growth Fund must withhold 30% of any taxable distributions or redemptions from your account if you do not:

        *Provide us with your correct taxpayer identification number;

        *Certify that the taxpayer identification is correct; and

        *Confirm that you are  not subject to backup withholding.

Similarly,Northeast Investors Growth Fund must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors - Northeast Investors Growth Fund is not sold outside the United States,except under limited circumstances to certain qualifying investors at the discretion of the Fund.Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in the Fund.

Invalid addresses - If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable,Northeast Investors Growth Fund will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences - This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account,such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about the Fund's tax consequences for you.

Account Registrations
Some of the different ways to set up (register)your account with the Fund are listed below.For certain accounts,benefciary designation forms and agreements are available permitting the designated benefciary(ies)to own the account after the death of the original owner(s)without probate or similar legal steps.These materials are available from the Fund.
Individual or Joint Tenant For your general investment needs Retirement For tax-advantaged retirement savings
        *Traditional Individual Retirement Accounts
        *Roth IRAs
        *Roth Conversion IRAs
        *Rollover IRAs
        *Coverdell Education Savings Plan(formerly Educational IRAs)
        *SIMPLE IRAs
        *Simplified Employee Pension Plans (SEP-IRAs)

Gifts or Transfers to a Minor (UGMA,UTMA)
To invest for a child's education or other future needs

Trust
For money being invested by a trust

Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Transfer on Death (TOD)/Pay on Death (POD)
Beneficiary designation in registration (special application required)

INVESTING
Buying Shares
Account Minimums
To open and maintain an account:The minimum initial investment in the Fund for each account is $1,000 ($500 for IRAs).There is no minimum for subsequent investments made by mail, telephone, internet, or exchange.Northeast reserves the right to increase or decrease the minimum amount required to open and maintain an account, or for subsequent investments, without prior notice.

Your initial investment must be accompanied by a completed application.The form is included with the Prospectus, or one can be obtained from our web site. You may purchase shares of the Fund at the per share NAV next determined after the Fund or an authorized broker or agent receives a purchase order.There is no sales charge or commission.Brokers or dealers may accept purchase and sale orders for shares of the Fund and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Fund.

How to Purchase Shares
By Mail Your initial payment must accompany your completed application.When adding to an existing account,send your check with an Invest-By-Mail form detached from your last statement.Make your check payable to Northeast Investors Growth Fund and mail to 50 Congress Street,Boston,MA 02109.

By Telephone*           If you are a current shareholder,you may purchase
                        shares at the current day's closing price by telephoning
                        800-225-6704 prior to the close of the New York Stock
                        Exchange (normally 4:00 p.m.EST).Northeast Investors
                        Growth Fund will not accept telephone purchases in excess of $100,000.New accounts cannot be opened by telephone.

Online* If you are a current shareholder and have signed up for internet access to your account,you may purchase shares at the current day's closing price by submitting a purchase request online at www.northeastinvestors.com prior to the close of the New York Stock Exchange (normally 4:00 p.m.EST).Northeast Investors Growth
                        Fund will not accept internet purchases in excess of $100,000.New accounts cannot be opened online.

By Exchange             You can purchase shares with the proceeds of an exchange
                        from the Northeast Investors Trust. In the event of such an exchange, the registrations and social security number or tax identification number in the new
                        Growth Fund account must be identical to the Trust account.The Fund accepts exchange orders in writing, online, or by telephone. All orders must be received prior to the close of the New York Stock Exchange
                        (normally 4:00 p.m. EST)to receive the current day's closing prices.

*The Fund will send you an invoice for these purchases.Payment must be received by the Fund within fourteen (14)calendar days following the placement of the order.

You may participate in an automatic investment plan by completing the appropriate section of the application.Under the Fund's automatic investment plan,regularly scheduled purchases (minimum $50)will be funded from your bank checking account.

No specific election is required to obtain telephone exchange or purchase privileges. The Fund will employ reasonable procedures, including requiring personal identification,prior to acting on telephone instructions to confirm that such instructions are genuine. If the Fund does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise, it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

If you place an order to purchase shares and your payment is not received, your transaction may be reversed and you will be prohibited from placing orders in the future unless such orders are accompanied with payment.You may also be responsible for any losses or fees the Fund may have incurred as a result.

Your Purchase Price
You buy shares at the next determined net asset value (NAV)after Northeast Investors Growth Fund receives your purchase request. The Fund computes NAV per share by dividing the market value of all securities plus other assets, less liabilities, by the number of shares outstanding. NAV is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Fund's portfolio securities.As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m.,EST),your purchase will be at that day's NAV. This is known as trade date.

When you place an order to buy shares,note the following:

         *Checks must be drawn on U.S.banks. Third party checks are not acceptable;

         *The Fund does not accept cash;

         *No cancellations. Northeast will not cancel any transaction once it has been initiated;

         *The Fund may reject initial investments if certain required information is not provided on the new account application; and

         *Future purchases - Northeast reserves the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses.Accord-ingly,the Fund may reject any purchase orders,including exchanges,particularly from market timers or investors who,in the Fund's opinion,have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

Investment Plans
The Fund offers shareholders tax-advantaged retirement plans,including a Proto-type Defined Contribution Plan for sole proprietors, partnerships and corporations, Individual Retirement Accounts,and 403(b)Retirement Accounts. Details of these investment plans are available from the Fund at the address shown on the back cover of this Prospectus.

Selling Shares
You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Fund. Within seven days after the receipt of such a request in ""good order"as described below, a check will be sent in an amount equal to the NAV of the redeemed shares. This will be the next determined NAV at the close of the New York Stock Exchange after the redemption request has been received.Please be advised that the Fund does not wire redemption proceeds to individual shareholders. You will not receive interest on amounts represented by uncashed redemption checks.

How to Redeem Shares
A redemption request will be considered to be in ""good order"if it meets the following requirements:

 *The request is in writing,indicates the number of shares or dollars to be redeemed and identifies your account.The letter must be signed by all registered owners;

 *The request includes any certificates representing the shares to be redeemed, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered;

 *For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Signature guarantees are designed to protect you and the Fund from fraudulent activity. A notary public is not an acceptable guarantor;

 *In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e.a corporate resolution);

 *If shares to be redeemed represent an investment made by check, the Fund reserves the right to delay payment until the check has been collected up to a maximum of 10 days;

 *Redemption checks will only be made payable to the registered shareholder(s);

 *A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days; *Telephone redemptions will not be made (unless confirmed in writing on the same day by hand-delivered notice or facsimile to (617)523-5412 or (617)742-5666 before the close of the NYSE);

 *Telephone instructions from the registered owner to exchange shares of the Fund for shares of Northeast Investors Trust will be accepted; and

 *The Fund reserves the right not to process redemption requests from shareholders who request redemptions of less than $5,000 without a signature guarantee on consecutive days.

The Fund reserves the right to deliver assets,in whole or in part,in-kind in lieu of cash.The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder.Shareholders receiving redemptions in-kind will incur brokerage costs in converting securities received to cash.

If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions,penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Fund assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Fund, and are governed by federal tax law alone.

How to Exchange Shares
As a shareholder,you have the privilege of exchanging shares of the Fund for shares of Northeast Investors Trust without any charge.

However, you should note the following policies and restrictions governing exchanges:

*You may exchange only between accounts that are registered in the same name, address,and taxpayer identification number or social security number;

*Before exchanging into a fund,read its prospectus;

*Exchanges may have tax consequences for you;

*If the shares to be exchanged represent an investment made by check,the Fund reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

*Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the Fund per calendar year;

*The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations.See your plan materials for further information; and

*Each fund may refuse exchange purchases by any group if,in management's judgment,the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Dividends, Capital Gains and Taxes
The Fund earns dividends,interest and other income from its investments,and distributes this income (less expenses)to shareholders as dividends.The Fund also realizes capital gains from its investments,and distributes these gains (less any losses)to shareholders as capital gain distributions.

When you open an account,specify on your application how you want to receive your distributions.The following options are available for the Fund's distributions:

(1)Reinvestment Option.Your dividends and capital gains distributions will be automatically invested in additional shares of the Fund.If you do not indicate a choice on your application,you will be assigned this option;

(2)Cash/Reinvest Option.Your capital gains distributions will be automatically reinvested in additional shares of the Fund.Your dividends will be paid in cash; and

(3)Cash Option.Your dividends and capital gains distributions will be paid in cash.

NOTE:The Fund strongly recommends direct deposit for shareholders electing to receive dividends or distributions in cash.

If you elect to receive the distributions paid in cash by check and your checks are not cashed for a period of six months,your distribution option may be converted to the Reinvestment Option.You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences
As with any investment,your investment in the Fund could have tax consequences for you.If you are not investing through a tax-advantaged retirement account,you should consider these tax consequences.

Taxes on Distributions: Distributions you receive from the Fund are subject to federal income tax,and may also be subject to state or local taxes.

For federal tax purposes,the Fund's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income. The Fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be ""buying a dividend"by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them,regardless of your distribution option.

Taxes on transactions: Your redemptions,including exchanges,may result in a capital gain or loss for federal tax purposes.A capital gain or loss on your investment in the Fund is the difference between the cost of your shares and price you receive when you sell them.Reinvested distributions add to the cost of your investment.

Fund Policies
Statements and reports that the Fund mails to you include the following:

        *Confirmation of each purchase and sale;*

        *Confirmation of your dividend payment;*

        *Financial reports (every six months);*

        *Year-end statement.

*These reports may be transmitted via the internet. Please visit www.northeastinvestors.com for information on how to register for e-Delivery of confirmations and financial statements.

When you sign your account application,you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 30% backup withholding for failing to report income to the IRS. If you violate IRS regulations,the IRS may require the Fund to withhold 30% of your taxable distributions and redemptions.

FINANCIAL HIGHLIGHTS

The Financial highlights table is intended to help you understand the Fund's Financial performance for the past 10 years. Certain information reflects Financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost)on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, independent accountant, whose report on the financial statements and financial highlights for the year ended December 31, 2002 is included in the Statement of Additional Information which is available upon request and without charge.

------------------------------------------------------------------------------------------------------------------------------------

                                                                Year Ended December 31,
                                 2002     2001        2000      1999       1998       1997      1996       1995      1994       1993
------------------------------------------------------------------------------------------------------------------------------------


Per-Share Data#^ Net asset value:
 Beginning of
 period                         $15.43   $20.23     $26.08      $20.47     $15.84    $12.15     $10.59     $8.13      $8.37    $9.70

Income From Investment
Operations:
Net investment income            0.02     (0.01)     (0.09)      0.01       0.05      0.06       0.05      0.07       0.06      0.07
Net realized and unrealized
gain (loss)on investment        (3.52)    (3.35)     (3.71)      5.93       5.18      4.46       2.54      2.90      (0.07)     0.16
                                ----------------------------------------------------------------------------------------------------
Total from investment
operations                      (3.50)    (3.36)     (3.80)      5.94       5.23      4.52       2.59      2.97      (0.01)     0.23
Less Distributions:
Net investment income           (0.02)    (0.00)     (0.00)     (0.02)     (0.05)    (0.06)     (0.05)    (0.07)     (0.06)   (0.07)
Capital Gain                     0.00     (1.44)     (2.05)     (0.31)     (0.55)    (0.77)     (0.98)    (0.44)     (0.17)   (1.49)
Net asset value:                ----------------------------------------------------------------------------------------------------
End of period                   $11.91    $15.43     $20.23     $26.08     $20.47    $15.84     $12.15    $10.59     $8.13    $8.37
                                ----------------------------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------------------------
Total return                   (22.67%)   (17.15%)   (14.96%)    29.13%    33.34%    37.28%     24.60%    36.46%    (0.07%)   2.44%

Ratios and Supplemental Data
Net assets,end of period
(in thousands)                 $125,986   $187,218   $272,222   $357,650  $211,259   $108,590   $60,275   $48,337   $35,459  $38,694
Ratio of operating expenses
to average net assets*          1.31%      1.14%      0.97%       0.85%      0.94%     0.97%     1.21%     1.37%      1.53%    1.45%
Ratio of interest expense to
average net assets              0.21%      0.14%      0.22%       0.10%      0.12%     0.02%       -         -          -        -
Ratio of net investment
income to average net
assets                          0.17%     (0.05%)    (0.34%)      0.03%      0.44%     0.45%      0.47%    0.74%      0.74%    0.62%
Portfolio turnover rate         26%          30%        33%         31%        19%       16%        25%      27%        26%      35%
#All per share data as of December 31,1996 and earlier has been restated to reflect a 3 for 1 stock split effective September 25,
1997.
^Average share method used to calculate per share data.
*including Interest Expense


ADDITIONAL INFORMATION
You can find additional information about the Fund in the following documents:

STATEMENT OF ADDITIONAL INFORMATION.(SAI).The SAI contains more detailed information about the Fund and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (the SAI is legally part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Fund's performance during its last fiscal year.

You may obtain a free copy of the Fund's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Fund at:

                        Northeast Investors Growth Fund
                               50 Congress Street
                                Boston, MA 02109
                                 (800)225-6704
                           www.northeastinvestors.com

You can also review and copy information about the Fund at the SEC's Public Reference Room in Washington,D.C. You can call the SEC at 1-800-SEC-0300 for information about the operation of the Public Reference Room. Reports and other information about the Fund are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C.20549.

The Fund's reference number as a registrant under the Investment Company Act of 1940 is 811-3074.




                         NORTHEAST INVESTORS GROWTH FUND
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704


                          Shares of Beneficial Interest

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2003


This Statement of Additional Information supplements the Prospectus for the Fund dated May 1, 2003 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address. This Statement of Additional Information is not a Prospectus.



TABLE OF CONTENTS                                                       Page

The Fund                                                                B-2
Investment Objectives, Policies and Restrictions                        B-2
Trustees and Officers                                                   B-4
Advisory and Service Contract                                           B-6
Custodian and Independent Accountants                                   B-7
Brokerage                                                               B-7
Price and Net Asset Value                                               B-8
Shareholder Plans                                                       B-9
Tax-Advantaged Retirement Plans                                         B-10
Dividends, Distributions & Federal Taxes                                B-12
Additional Information
     Security Lending                                                   B-12
     Repurchase Agreements                                              B-13
     Leverage                                                           B-13
Capital Shares                                                          B-14
Historical Performance Information                                      B-14
Financial Statements                                                    B-16

THE FUND


        Northeast Investors Growth Fund, herein called the Fund, is a diversified open-end management company originally organized in 1980 under the laws of The Commonwealth of Massachusetts as a corporation and converted to a Massachusetts business trust in 1987.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

        As explained in the Prospectus, the Funds objective is to produce long-term growth for its shareholders. This objective is pursued through a flexible policy emphasizing investments in common stocks and permitting investments in money market instruments and corporate bonds.

        In pursuing this objective it is the fundamental policy of the Fund not to engage in any of the following activities or investment practices. These restrictions may not be changed without the approval of a majority of the outstanding shares. The Fund may not : (1) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Funds total assets at market value to be invested in the securities of such issuer(other than obligations of the U.S. Government and its instrumentalities);
(2) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more that 10% of any class of securities, or of the outstanding voting securities, of such issuer to be held in the Funds portfolio; (3) Purchase securities of other investment companies except in the open market where no commission other than the ordinary brokers commission is paid, or as part of a merger, and in no event may investments in such securities exceed 10% of the value of the total assets of the Fund. The Fund may not purchase or retain securities issued by another open-end investment company; (4) Purchase any securities if such purchase, at the time thereof would cause more than 25% of the value of the Funds assets to be invested in securities of companies in any one industry; (5) Invest in the securities of companies which, including predecessors, have a record of less than three years continuous operation, although it may invest in the securities of regulated public utilities or pipe-line companies which do not have such a record; (6) Purchase any securities or other property on margin, engage in short sales (unless by virtue of its ownership of other securities equivalent in kind and amount to the securities sold without incurring additional costs) or purchase or sell puts or calls, or combinations thereof; (7) Invest in companies for the purpose of exercising control or management; (8) Buy or sell real estate, commodities or commodity (futures) contracts unless acquired as a result of ownership of securities; (9) Underwrite securities issued by others; (10) Make loans to other persons ( except by purchase of bonds and other obligations constituting part of an issue, limited, in the case of privately offered securities, to 10% of the Funds total assets). However, the Fund may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Fund;
(11) Purchase or retain securities issued by an issuer if the officers, Trustees and Directors of the Fund and of the Adviser, together, own beneficially more than 5% of any class of securities of such issuer; (12) Issue senior securities, except that the Fund may borrow from banks in an amount which does not exceed 25% of the Funds total assets.

        In addition, the Fund may not purchase warrants in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

The Fund will not purchase securities which are not readily marketable (including repurchase agreements with maturities in excess of seven days) if such purchase, at the time thereof, would result in more that 10% of the Funds net assets being invested in such securities.

The restrictions in the two preceding paragraphs are not fundamental and may be changed by the Board of Trustees without shareholder approval or notification.

The Fund does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Funds objective of producing long-term growth. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended December 31, 2002 and 2001 the rates of total portfolio turnover were 26% and 30% respectively. Although investment policy or changed circumstances may require, in the opinion of management, an increased rate of such portfolio turnover, the Adviser does not anticipate that such turnover will be substantially in excess of that experienced by the Fund in recent years.

TRUSTEES AND OFFICERS

The Trustees of the Growth are William A. Oates Jr., Ernest E. Monrad, Robert B. Minturn, John C. Emery, and Michael Baldwin. Under Massachusetts law, the Trustees are generally responsible for the management of the Fund. The following table provides certain information about the Funds Trustees and
Officers:


TRUSTEES AND OFFICERS

The Trustees of the Growth are William A. Oates Jr., Ernest E. Monrad, Robert
B. Minturn, John C. Emery, and Michael Baldwin.  Under Massachusetts law, the
Trustees are generally responsible for the management of the Fund. The following table provides certain information about the Fund's Trustees and
Officers:

                                                                                  Principal
                                Position(s) Held              Length of      Occupation(s) During       Other Directorships
Name, Address and Age               with Fund              Time Served (1)      Last 5 Years                 held by Trustee


Trustees Who Are "Interested Persons" of the Fund and  Fund Officers
William A. Oates, Jr.
50 Congress Street
Boston, MA
Age 60                          President and Trustee         22 years     Trustee and President of
                                                                             Northeast Investors
                                                                                Growth Fund

Ernest E. Monrad                        Trustee               22 years       Trustee of Northeast   Century Shares Trust
50 Congress Street                                                              Investors Trust     Century Capital Management Trust
Boston, MA                                                                                          The New America High Income
Age 72                                                                                              Fund, Inc.
                                                                                                    Northeast Investors Trust




Gordon C. Barrett               Senior Vice President           9 years      Officer of Northeast
50 Congress Street              and Chief Financial Officer                  Investros Growth Fund,
Boston, MA                                                                   Northeast Investors Trust,
Age 46                                                                       Northeast Management, Inc.

Robert B. Minturn                Trustee, Clerk,                22 years     Clerk and Trustee of    Northeast Investors Trust
50 Congress Street              and Vice President                           Northeast Invstors
Boston, MA                                                                   Trust
Age 63


Trustees Who Are Not "Interested Persons" of the Fund




John C. Emery                   Trustee                 22 Years             Partner, Law Firm
One Post Office Square                                                       of Sullivan &
Boston, MA                                                                   Worcester
Age 72


Michael Baldwin                 Trustee                 3 years              Partner, Baldwin
3 Barnabas Road                                                              Brothers, Inc.
Marion, MA
Age 62



The Trustees have an Audit Committee consisting of Messrs. Emery and Baldwin. The Audit Committee assists the Board of Trustees in fulfilling its responsibilities for the accounting and financial reporting practices and provides a channel of communication between the Board of Trustees and the Funds independent accountants. The Committee held one meeting during the last fiscal year.

The Trustees, including the Trustees who are not Interested Persons acting separately, acted to approve the Funds investment advisory contract with Northeast Management and Research, Inc. (NMR). The factors considered by the Trustees included among others the nature, quality and extent of services provided by NMR to the Fund, investment performance both of the Fund itself and relative to appropriate peer groups and market indices, investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, NMRs profitability from managing the Fund before marketing expenses paid by NMR, possible economies of scale and possible financial and other benefits to NMR from serving as investment adviser.

        The following table shows the dollar range of shares of the Fund beneficially owned by each Trustee.



                        Name of Trustee                 Dollar Range of Equity Securities in the Fund

Trustees Who Are Interested Persons of the Fund

William A. Oates, Jr.Over                               $1,000,000
Ernest E. Monrad                                        Between $100,000 - $500,000
Robert B. Minturn                                       Between $50,001 -$100,000

Trustees Who Are Not Interested Persons of the Fund

Michael Baldwin                                         None
John C. Emery                                           Under $50,000


The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on March 31, 2003 was 208,596.390 shares (2.03%).

The Fund has adopted a Code of Ethics governing personal securities transactions by persons associated with the Fund who have access to information about its investment operations. The Code does permit investments by Fund personnel for their own accounts, but requires approvals and reporting. The Code of Ethics of the Fund is on file as an exhibit to this registration statement and may be obtained through the Securities Exchange Commission.




ADVISORY AND SERVICE CONTRACT

         Northeast Management & Research Company, Inc. ("NMR") serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund.

         NMR pays certain executive and administrative salaries of the Fund and provides office space for the Fund, with the following expenses borne by the
Fund: (a) taxes and other governmental charges, if any, (b) interest on borrowed money, if any, (c) legal fees, (d) auditing fees, (e) insurance premiums, (f) dues and fees for membership in trade associations, if any, (g) fees and expenses of registering and maintaining registrations by the Fund of its shares with the Securities and Exchange Commission and of preparing reports to government agencies and expenses of registering shares under Federal and state laws and regulations, (h) fees and expenses of trustees not affiliated with or interested persons of NMR, (i) fees and expenses of the custodian, (j) expenses of acting as its own dividend disbursing agent and transfer agent, (k) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (1) cost of reports to shareholders and expense of shareholders' meetings, including the mailing and preparation of proxy material, and trustees meetings, and (m) the cost of share certificates representing shares of the Fund. The Fund also pays all brokers' commissions in connection with its portfolio transactions.

         The Fund is also liable for such non-recurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its officers and trustees with respect to such litigation.

        The Fund pays NMR a fee at the end of each month calculated by applying a monthly rate, based on an annual percentage fee of 1% of the Funds average daily net assets for the month up to and including $10,000,000, 3/4 of 1% of such average daily net assets for the month above $10,000,000 up to and including $30,000,000 and 1/2 of 1% of such average daily net assets for the month in excess of $30,000,000 during such month. This fee is higher than that charged by advisers to many other funds with similar objectives and policies.

         For 2002, 2001 and 2000, respectively, the advisory fee was $864,649, $1,167,835 and $1,760,913.










The following table shows the aggregate compensation paid during the fiscal year ended December 31, 2002 to the Trustees, President and Officers of the Fund.

Name and Position                               Aggregate Compensation Paid by the Fund
William A. Oates, Jr. President & Trustee       $0.00
Ernest E. Monrad, Trustee                       $0.00
Gordon C. Barrett, Senior Vice President
& Chief Financial Officer                       $161,447
Robert B. Minturn, Trustee, Clerk &
Vice President                                  $0.00
John C. Emery, Trustee                          $10,000
Michael Baldwin, Trustee                        $10,000


No retirement benefits are provided by the Fund to any Trustee.


CUSTODIAN AND INDEPENDENT ACCOUNTANTS

The custodian for the Fund is Investors Bank & Trust Company, 200 Clarendon Street , Boston, Massachusetts. The custodian maintains custody of the Funds assets. The Fund acts as its own Transfer and Shareholder Servicing Agent.

The independent accountants for the Fund are PricewaterhouseCoopers LLP, One Sixty Federal Street, Boston, Massachusetts. PricewaterhouseCoopers LLP audits the Funds annual financial statements and financial highlights included in the annual report to shareholders, consents to the use of their report relating to the financial statements and financial highlights on the Funds filings with the Securities and Exchange Commission and prepares the Funds federal income and excise tax returns.


BROKERAGE

Decisions to buy and sell securities for the Fund and as to assignment of its portfolio business and negotiation of its commission rates are made by NMR. It is NMRs policy to obtain the best security price available, and, in doing so, NMR assigns portfolio executions and negotiates commission rates in accordance with the reliability and quality of a brokers services and their value and expected contribution to the performance of the Fund. In order to minimize brokerage charges, the Fund seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided NMR or the Fund with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, NMRs policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During 2002, 2001, and 2000 the Fund paid brokerage commissions of $159,503, $210,404 and $212,532 respectively.
PRICE AND NET ASSET VALUE

It is the current policy of the Fund that the public offering price of shares of the Fund equals their net asset value, the Fund receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Funds shares is determined by dividing the market value of the Funds securities , plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. An adjustment will be made for fractions of a cent to the next highest cent. The Fund makes no special payment for the daily computation of its net asset value.

As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Fund by brokers. In certain such cases, where the Fund has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the fund;
(ii) the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a brokers authorized designee, receives the order; and (iii) customer orders will be priced at the funds net asset value next computed after they are received by an authorized broker or the brokers authorized designee.


SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an open account established for him on the books of the Fund. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Fund of this and each subsequent transaction in his account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Fund at any time by ordering the Fund shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Fund at any time for credit to the shareholders open account. Shares held in an open account may be redeemed as described in the Prospectus under Selling Shares. Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Fund on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining open account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Fund may modify or terminate either Plan at any time.

An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.






TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Fund offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Fund; dividends and other distributions are reinvested in shares of the Fund. Contributions may be invested in shares of Northeast Investors Trust as well as shares of the Fund.

Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participants income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Fund are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Fund at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

The Fund offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Traditional IRA , Roth IRA and Education Savings Account

An individual may open his own Individual Retirement Account (IRA) , Roth IRA, or Education Savings Account using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individuals adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable. An Education Savings Account can be established only for a Designated Beneficiary who is under age 18 as a method of saving for education expenses. Contributions to an Education Savings Account are non-deductible, but income and gains accumulate free of income tax and distributions are not taxable as long as the amount withdrawn is used for qualified educational expenses.

403(b) Retirement Account

Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his pay by the amount specified in the agreement and for the employer to contribute such amount to the employees 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participants reaching age 59 1/2 or his termination of employment, financial hardship, disability, or death.

DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Funds policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carry forwards) annually. Dividends and distributions are credited in shares of the Fund unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

It is the policy of the Fund to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a regulated investment company under the Internal Revenue Code. The Fund did so qualify during its last taxable year.

A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or pass through treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Fund with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 30% of distributions withheld by the Fund.

The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

                        ADDITIONAL INFORMATION

                        SECURITY LENDING

The Fund may seek additional income by lending portfolio securities to qualified institutions that have a value of up to 33 1/3% of the Funds assets. The Fund will receive cash or cash equivalents (e.g. U.S. Government obligations) as collateral in an amount at least equal to 100% of the current market value of the loaned securities. The collateral will generally be held in the form received, although cash may be invested in securities issued or guaranteed by the U.S. Government and/or irrevocable stand-by letters of credit. By reinvesting the cash it receives in these transactions, the Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money.

                              REPURCHASE AGREEMENTS

        The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

                                    LEVERAGE

        In order to raise additional funds for investment or to avoid liquidating securities to meet cash needs, such as for redemptions, the Fund may borrow money from banks. The ability to borrow permits the Fund to minimize cash not invested. Any investment gains made with the additional funds in excess of the interest paid will cause the net asset value of the Fund shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional funds fails to cover their costs to the Fund, the net asset value of the fund will decrease faster than would otherwise be the case. If, for example, the Fund makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested.

        The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Fund may vary the amount of borrowings from time to time, including having no borrowing at all. Under the Investment Company Act of 1940, as amended, the Fund is required to maintain asset coverage of 300% of outstanding borrowings and could be required to liquidate portfolio securities to reduce borrowings if this requirement is not met.

CAPITAL SHARES

The Fund has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Fund is not bound to recognize any transfer until it is recorded on the books of the Fund. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Fund, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Fund's assets. The Fund is advised by counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Fund containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Fund shall be indemnified by the Fund for all loss and expense incurred by reason of his being or having been a shareholder of the Fund. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

HISTORICAL PERFORMANCE INFORMATION

        From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

        (ERV/P)^1/N - 1


Where:

P =     a hypothetical initial payment of $1,000
n =     number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The Funds total return for the one, five and ten year periods ended December 31, 2002 are set forth in the Prospectus.

From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

        Yield = 2[(a-b/cd + 1)^6 - 1]

Where:

a =     dividends and interest earned during the period
b =     expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =     the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical experience and are not intended to indicate future performance.

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund, as well as other publications, may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Growth Funds performance to performance as reported by other indices and averages or other investments for which reliable performance information, and will be made available to investors upon request and without charge.

FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional
Information:

1.      Report of PricewaterhouseCoopers LLP, Independent Accountants

2.      Schedule of Investments as of December 31, 2002

3.      Statement of Assets and Liabilities as of December 31, 2002

4.      Statement of Operations for the Year Ended December 31, 2002

5. Statements of Changes in Net Assets for each of the two years in the period ended December 31, 2002

6. Financial Highlights for each of the 10 years in the period ended December 31, 2002

7.      Notes to Financial Statements for the  year ended December 31, 2002







Schedule of Investments 12/31/2002
                                                        Number                  Market
Common Stocks                                           of                      Value
Name of Issuer                                          Shares                  (Note B)

Banks - 14.90%
Bank One Corp.                                          82,000                  $ 2,997,100
Fifth Third Bancorp.                                    79,050                    4,628,377
FleetBoston Financial Corp.                            143,634                    3,490,306
Mellon Financial Corp.                                 155,500                    4,060,105
Zions Bancorporation#                                   91,400                    3,596,499
                                                                                -----------
                                                                                 18,772,387
Beverage Softdrink - 1.81%
PepsiCo, Inc.                                           54,100                    2,284,102

Beverage Wine/Spirit - 1.18%
Brown-Forman Corp., Class B                             22,800                    1,490,208

Biotechnology - 1.50%
Amgen, Inc.~                                            39,000                    1,885,260

Broadcast Cable TV - 1.49%
Cox Communications, Inc.~                               66,000                    1,874,400

Computer & Electronics - 0.98%
Best Buy Co., Inc.~                                     51,000                    1,231,650

Computer Systems - 3.37%
International Business Machines Corp.                   54,800                    4,247,000

Computer Software & Services - 5.70%
Intuit, Inc.~                                           27,500                    1,290,300
Microsoft Corp.~                                       114,000                    5,893,800
                                                                                  ---------
                                                                                  7,184,100
Conglomerate - 3.36%
General Electric Co.                                   173,800                    4,232,030

Distributors - 1.70%
Sysco Corp.                                             72,000                    2,144,880

Diversified Chemical - 1.73%
Cabot Corp.                                             82,000                    2,176,280

Electronic Semi-Conductor - 2.59%
Analog Devices                                          36,000                      859,320
Intel Corp.                                            154,400                    2,404,008
                                                                                  ---------
                                                                                  3,263,328

Financial Services - 13.85%
American Express Co.                                    35,500                  $ 1,254,925
Citigroup, Inc.                                         44,000                    1,548,360
Eaton Vance Corp.                                      197,000                    5,565,250
First Data Corp.                                       107,000                    3,788,870
State Street Corp.                                     135,400                    5,280,600
                                                                                  ---------
                                                                                 17,438,005
Food Retail - 2.35%
Whole Foods Market, Inc.                                56,200                    2,963,426

Home Improvement Retail - 1.38%
Lowe's Companies, Inc.                                  46,500                    1,743,750

Household Products - 2.71%
Proctor & Gamble Co.                                    39,800                    3,420,412

Integrated Oil & Gas - 8.06%
B P Amoco, PLC                                          51,200                    2,081,280
ChevronTexaco Corp.                                     28,500                    1,894,680
Exxon Mobil Corp.                                      129,882                    4,538,077
Royal Dutch Petroleum                                   37,200                    1,637,544
                                                                                  ---------
                                                                                 10,151,581

Industrial Services/Manufacturing -3.10%
3M Co.                                                  31,700                    3,908,610

Life & Health Insurance - 3.28%
John Hancock Financial Services                        148,000                    4,129,200

Medical Products - 1.44%
Medtronic, Inc.                                         39,800                    1,814,880

Movies & Entertainment - 4.87%
Viacom, Inc. Class A                                    46,000                    1,877,260
Walt Disney Co.                                        261,000                    4,256,910
                                                                                  ---------
                                                                                  6,134,170

Multi-Line Insurance - 5.25%
American International Group                            53,569                    3,098,967
Berkshire Hathaway, Inc., Class B                        1,450                    3,513,350
                                                                                  ---------
                                                                                  6,612,317

Pharmaceuticals/Drug - 17.28%
Abbott Laboratories                                     73,000                    2,920,000
Anthem, Inc.                                            18,500                    1,163,650
Bristol Myers Squibb Co.                                69,800                    1,615,870
Eli Lilly & Co.                                         36,900                    2,343,150
Johnson & Johnson                                       61,400                    3,297,794
Merck & Co., Inc.                                       60,400                    3,419,244
Pfizer, Inc.#                                          155,731                    4,760,697
Schering-Plough Corp.                                  101,600                    2,255,520
                                                                                  ---------
                                                                                 21,775,925

Property & Casualty - 1.35%
Chubb Corp.                                             32,500                    1,696,500

Retail General - 3.91%
Wal-Mart Stores, Inc.                                   97,600                    4,929,776

Toiletries/Cosmetics - 1.95%
Gillette Co.                                            81,000                    2,459,160

Transportation - 1.88%
United Parcel Service, Inc.#                            37,500                    2,365,500

Total Common Stocks - 112.97% - (Cost- $154,252,197)                           $142,328,837

Cash Equivalents
Goldman Sachs Financial Square Prime Money Market Fund -
1.304%                                               2,665,500                    2,665,500
Merrimac Cash Fund - Premium Class - 1.422%          5,000,000                    5,000,000
                                                                                  ---------
Total Cash Equivalents - 6.09% (Cost-$7,665,500)                                $ 7,665,500

Total Investment Portfolio - 119.06% (Cost-$161,917,697)                        149,994,337

Net Other Assets - (19.06%)                                                     (24,008,614)

Total Net Assets - 100.00%                                                      $125,985,723

* All or a portion of this security is pledged to collateralize short-term borrowings ~ Non-income producing security # Currently out on loan + Security held as collateral for securities on loan. The rate quoted is the annualized seven-day yield of the fund at period end. (See Note I) The accompanying notes are an integral part of the financial statements.


Statement of Assets and Liabilities
December 31, 2002
Assets

Investments-at market value (including securities loaned of $7,401,266) (cost $161,917,697) - see note I $149,994,337 Dividends receivable 288,658 Receivable for shares of beneficial interest sold 39,578
                                                                ------------
Total Assets                                                    $150,322,573

Liabilities

Short-term borrowing                                             $16,059,320
Collateral on securities loaned, at value - see note I             7,665,500
Payable for shares of beneficial interest repurchased                423,306
Accrued investment advisory fee                                       64,937
Accrued expenses                                                     123,787
                                                                ------------
Total Liabilities                                                 24,336,850

Net Assets                                                      $125,985,723

Net Assets Consist of:

Capital paid-in                                                 $151,127,200
Undistributed net investment income                                    8,153
Accumulated net realized loss                                    (13,226,270)
Net unrealized depreciation of investments                       (11,923,360)
                                                                ------------
Net Assets                                                      $125,985,723


Net Asset Value, offering price and redemption price per share        $11.91
($125,985,723/10,584,438 shares)                                      ------


Statement of Operations

Year Ended December 31, 2002

Investment Income
Dividend income                                                 $2,237,083
Other income                                                        13,538
                                                                ----------
Total Income                                                     2,250,621

Expenses
Investment advisory fee                                           $864,649
Administrative expenses and salaries                               379,907
Interest expense                                                   321,002
Computer and related expenses                                       91,258
Printing, postage, and stationary                                   81,500
Legal fees                                                          74,220
Audit fees                                                          42,040
Registration and filing fees                                        40,150
Insurance                                                           31,728
Trustee fees                                                        20,000
Commitment fee                                                      16,392
Telephone expense                                                   10,650
Custodian fees                                                       8,746
Miscellaneous fees                                                   8,702
                                                                 ---------
Total Expenses                                                   1,990,944

Net Investment Income                                              259,677

Realized and Unrealized Gain (Loss) on Investments

Net realized loss from investment transactions (3,378,604) Change in unrealized appreciation(depreciation) of investments (36,690,613) Net realized and unrealized loss on investments (40,069,217)
                                                              -------------
Net Decrease in Net Assets Resulting from Operations          $(39,809,540)
                                                              -------------

The accompanying notes are an integral part of the financial statements.


Statement of Changes in Net Assets
                                                        Year Ended                      Year Ended
                                                        December 31,                    December 31,
                                                        2002                            2001
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)                            $259,677                        $(101,735)
Net realized gain (loss) from investment transactions (3,378,604)                      (9,847,666)
Change in unrealized appreciation/(depreciation)
of investments                                       (36,690,613)                     (34,850,044)
                                                     ------------                     ------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                            (39,809,540)                     (44,799,445)

Distributions to Shareholders
        From net investment income                      (251,524)                            -
        From net realized gains on investments              -                         (17,855,321)
                                                     ------------                     ------------
Total Distributions                                     (251,524)                     (17,855,321)

From Net Fund Share Transactions                     (21,171,251)                     (22,349,357)
                                                     ------------                     ------------
Total Increase (Decrease) in Net Assets              (61,232,315)                     (85,004,123)
Net Assets:

Beginning of Period                                  187,218,038                      272,222,161

End of Period                                       $125,985,723                     $187,218,038
                                                    ------------                     ------------
The accompanying notes are an integral part of the financial statements.

Financial Highlights
                                                                                Year Ended December 31,
                                        2002            2001            2000            1999            1998
Per Share Data

Net Asset Value:
Beginning of Period                     $15.43          $20.23          $26.08          $20.47          $15.84
Income From Investment
Operations:
Net investment gain(loss)                 0.02           (0.01)          (0.09)           0.01            0.05
Net realized and unrealized gain
(loss) on investment                     (3.52)          (3.35)          (3.71)           5.93            5.18
                                         ------          ------          ------           ----            ----
Total from investment operations         (3.50)          (3.36)          (3.80)           5.94            5.23

Less Distributions:
Net investment income                    (0.02)           0.00            0.00           (0.02)          (0.05)
Capital gain                              0.00           (1.44)          (2.05)          (0.31)          (0.55)
                                         ------          ------          ------          ------          ------
Total Distributions                      (0.02)          (1.44)          (2.05)          (0.33)          (0.60)
Net Asset Value:
End of Period                            $11.91          $15.43         $20.23           $26.08         $20.47

Total Return                             -22.67%         -17.15%        -14.96%           29.13%         33.34%

Ratios & Supplemental Data
Net assets end of period
(in millions)                           $125,986        $187,218        $272,222         $357,650       $211,259
Ratio of operating expenses to
average net assets (includes interest
expenses)                                 1.31%           1.14%           0.97%            0.85%         0.94%
Ratio of interest expense to
average net assets                        0.21%           0.14%           0.22%            0.10%         0.12%
Ratio of net investment income
to average net assets                     0.17%          -0.05%          -0.34%            0.03%         0.44%

Portfolio turnover rate                    26%             30%             33%              31%           19%

# All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 to 1 stock split effective September 25, 1997

Average share method used to calculate per share data

Financial Highlights
                                                        Year Ended December 31,
                                        1997            1996            1995            1994            1993
Net Asset Value:
Beginning of Period                     $12.15          $10.59          $8.13           $8.37           $9.70
Income From Investment
Operations:
Net investment gain(loss)                 0.06            0.05           0.07            0.06            0.07
Net realized and unrealized gain
(loss) on investment                      4.46            2.54           2.90           (0.07)           0.16
                                         -----           -----          -----           ------          -----
Total from investment operations          4.52            2.59           2.97           (0.01)           0.23

Less Distributions:
Net investment income                    (0.06)          (0.05)         (0.07)          (0.06)          (0.07)
Capital gain                             (0.77)          (0.98)         (0.44)          (0.17)          (1.49)
                                         ------          ------         ------          ------          ------
Total Distributions                      (0.83)          (1.03)         (0.51)          (0.23)          (1.56)
Net Asset Value:
End of Period                           $15.84           $12.15         $10.59           $8.13           $8.37

Total Return                             37.28%           24.60%         36.46%          -0.07%           2.44%

Ratios & Supplemental Data
Net assets end of period
(in millions)                           $108,590         $60,275        $48,337         $35,459         $38,694
Ratio of operating expenses to
average net assets (includes interest
expenses)                                0.97%            1.21%          1.37%            1.53%           1.45%
Ratios of interest expense to
average net assets                       0.02%              -              -                -               -
Ratio of net investment income
to average net assets                    0.45%             0.47%         0.74%             0.74%           0.62%
Portfolio turnover rate                   16%               25%           27%               26%             35%

All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 to 1 stock split effective September 25, 1997 Average share method used to calculate per share data


Notes to Financial Statements

Note A - Organization
Northeast Investors Growth Fund (the "Fund") is a diversified, no-load, open-end, series-type management investment company registered under the Investment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust.

The Fund's objective is to produce long term growth for its shareholders.

Note B - Significant Accounting Policies

Significant accounting policies of the Fund are as follows:

Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees.

Security Transactions: Investment security transactions are recorded on the date of purchase or sale. Net realized gain or loss on sales of investments is determined on the basis of identified cost.

Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryovers and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. The Fund's distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



Note C - Investment Advisory and Service Contract and Affiliated Expenses

The Fund has its investment advisory and service contract with Northeast Management & Research Company, Inc. (the "Advisor"). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the Fund's average daily net assets, 3/4 of 1% of the next $20,000,000 and 1/2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the average daily net assets during the month preceding payment. All trustees except Messrs. John C. Emery and Michael Baldwin are officers or directors of the Advisor. The compensation of all disinterested trustees of the Fund is borne by the Fund.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Fund pays expenses, including the salaries of employees engaged activities, related to its role as transfer, dividend paying and shareholder servicing agent.

Note D - Purchases and Sales of Investments
The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated $43,221,668 and $68,498,476, respectively, for the year ended December 31, 2002.

Note E - Shares of Beneficial Interest
At December 31, 2002, there was an unlimited number of shares of beneficial interest authorized with no par value. Transactions in shares of beneficial interest were as follows:

                                       2002                                     2001
                                Shares          Amount                  Shares      Amount
Shares sold                   2,325,562      $32,176,655              1,177,198   $19,207,676
Shares issued to shareholders
in reinvestment of
distributions from net
investment income and
realized gains from security
transactions                     17,697          219,978                983,036    16,426,519
                               ---------       -----------            ---------    ----------
                                2,343,259      $32,396,633            2,160,234   $35,634,195
Shares repurchased             (3,894,744)    $(53,567,884)          (3,482,908) $(57,983,552)
                               -----------    -------------          -----------  ------------
Net increase                   (1,551,485)    $(21,171,251)          (1,322,674) $(22,349,357)


Note F - Repurchase Agreement
On a daily basis, the Fund invests any cash balances into repurchase agreements hypothecated by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note G - Committed Line of Credit
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. The Fund has entered an agreement which enables the Fund to borrow up to $25,000,000 from an unsecured line of credit State Street Bank and Trust. At December 31, 2002, the Fund had unused lines of credit amounting to $8,940,680. In addition the fund pays a commitment fee of 0.12% per annum, payable at the end of each quarter based on the unused portion of the line of credit.

The following information relates to aggregate short-term borrowings during the year ended December 31, 2002:

Average amount outstanding (total of daily outstanding principal balances divided by number of days during the period) $12,330,290 Weighted average interest rate (actual interest expense on short-term borrowing divided by average short-term borrowings outstanding) 2.60%

Note H - Additional Tax Information
The tax character of distributions paid during the fiscal year ended December 31, 2002 was as follows:
Ordinary income                                                        $251,524

As of December 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows: Undistributed (distributions in excess of) ordinary income-net $ 8,012 Capital loss carryforward (9,087,084) Timing Differences (post October losses) (4,109,643) Unrealized gains (losses)-net (11,952,762)
                                                                   -------------
Total accumulated earnings (losses-net)                            $(25,141,477)

Capital loss carryforward year of expiration                              (2009)

At December 31, 2002 the Fund's aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost                                                           $161,947,099
Gross unrealized gain                                                 9,407,444
Gross unrealized loss                                               (21,360,206)
                                                                   -------------
Net unrealized security gain (loss)                                $(11,952,762)


Note I - Securities Lending
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 102% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 2002, the value of securities loaned and the value of collateral was $7,401,266 and $7,665,500, respectively. During the year ended December 31, 2002, income from securities lending amounted to $7,817. The value of loaned securities and cash collateral at period end are disclosed on the Fund's statement of assets and liabilities.



Report of Independent Accountants
To the Shareholders and Trustees of Northeast Investors Growth Fund: In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Northeast Investors Growth Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003